                                                                   EXHIBIT 10.21


                     ADDENDUM TO BAREBOAT CHARTER AGREEMENT


         This Addendum is executed by the parties to supplement the BAREBOAT CHARTER AGREEMENT of even date herewith. Notwithstanding the printed provisions of the BAREBOAT CHARTER AGREEMENT, Owner and Charterer agree as follows (paragraph references are to numbered paragraphs in the Bareboat Charter Agreement):

5.1 Charterer agrees to pay Owner as charter hire equal consecutive monthly payments of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) per month commencing on the date hereof and continuing on the same date of each and every month thereafter during the Term of the Charter Party, PLUS any applicable sales and/or use taxes imposed by applicable governmental authority. All agreed charter payments shall be paid to Owner, or as hereinafter set forth, plus applicable sales and/or use taxes, and shall be payable without demand and in advance without any set off, counterclaim or deduction whatsoever; provided, however, Charterer shall have the right to make payments in the amount of FORTY-FIVE THOUSAND TWO HUNDRED NINETEEN AND NO/100 DOLLARS ($45,219.00) directly to Brownsville Bank (for the account of Owner) under the existing ship mortgage encumbering the Vessel as a first lien thereon and thereafter to pay the balance of such monthly payment, FIFTY FOUR THOUSAND SEVEN HUNDRED EIGHTY-ONE AND NO/100 DOLLARS ($54,781.00), to Owner. In the event Charterer fails to pay the Brownsville Bank Mortgage as and when due and Owner becomes liable for a late payment fee or a default rate of interest charge, Charterer shall be liable for payment of same in addition to the above described monthly payments.

7.2 (h) Charterer acknowledges, understands and agrees that Charterer is taking delivery "AS IS" and "WHERE IS" and Owner does not and shall not be deemed to make any warranty or representation either express or implied as to the Vessel, or as to the design, condition, merchantability or seaworthiness of, or as to the quality of material or workmanship in, or as to the fitness of the Vessel for any particular purpose or trade.

8.3      Deleted in its entirety.

12.1 (c)(i): Owner consents to insurance payments being made directly to Charterer as long as Owner is not personally liable for any payment to the injured person; the amount of damages claimed by such injured person have been liquidated as to amount (whether by settlement or non-appealable judicial decree) and such agreed upon damages have been paid in full by Charterer; and such insurance payments are merely reimbursement for damage payments actually made by Charterer to such injured person.


                                 (Page 1 of 3)

15.1 (c); (d); (f); the applicable "cure" period in each instance shall be FIFTEEN (15) days; provided, however, in the event such default cannot be cured within such FIFTEEN (15) day period, the "cure" period shall be extended as long as Charterer has commenced and is diligently proceeding to correct any such default condition.

15.1     (g): the applicable "cure" period shall be THIRTY (30) days.

16.1 The Vessel shall be re-delivered to Harbortowne Marina, Dania, FL or to such other location as Owner and Charterer shall agree.

17.3 The Vessel shall be re-delivered to Harbortowne Marina, Dania, FL or to such other location as Owner and Charterer shall agree.

22.1 Notices to Owner shall be to: Mr. Craig Goeckel, Manley Farms, 2077 Pine Ridge Road, Naples, FL 34109. Notices to Charterer shall be to:
         Leisure Express Cruise, L.L.C., c/o Mr. Al Johnson, 1284 Miller Road, Avon, OH 44011

         IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed as of the day and year first above written.

                                                 CHARTERER:
Signed, Sealed and Delivered                     LEISURE EXPRESS CRUISE, L.L.C.,
in the Presence of:                              a Colorado limited liability company


                                                 By:     /s/
------------------------------------------           ----------------------------------------
Print Name:                                          ELDEN W. RANCE,
            ------------------------------           Executive Vice President



------------------------------------------
Print Name:
            ------------------------------



                                 (Page 2 of 3)

                                                 OWNER:
Signed, Sealed and Delivered                     FLORIDA CASINO CRUISES, INC.,
in the Presence of:                              a Georgia corporation


                                                 By:     /s/
------------------------------------------           ----------------------------------------
Print Name:                                          ELDEN W. RANCE,
            ------------------------------           Executive Vice President



------------------------------------------
Print Name:
            ------------------------------


                                 (Page 3 of 3)